EX-32.1 CERTIFICATION

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of  JuQun, Inc (the “Company”) for the period ended August 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Tom Chia, , Chief Executive Officer and Chief Financial Officer of the Company hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Tom Chia

Tom Chia

Chief Executive Officer/Chief Financial Officer

December 16, 2013